Exhibit  10(ii)

    Agreement and Plan of Reorganization between Xetal, Inc. and
      Universal Medical  Distributors, Inc. dated April 1, 1996;

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION, dated this First day of April, 1996 by and between: XETAL, INC., a Utah corporation, with its principal offices at 3590 Oceanside Road, Oceanside NY 11572 ("the Company");

       UNIVERSAL MEDICAL DISTRIBUTORS, INC., a New York corporation, with its principal offices at, 170R Lauman Lane, Hicksville New York 11801 ("Acquiree"); and

       DR. JAN STAHL and PETER STEIL ("Company Shareholder"), being the principal shareholders of the Company; and

       KENNETH LEVENTHAL and BRANDON CURRAN (Acquiree Shareholders), being all of the shareholders of Acquiree;

all of whom are sometimes referred to as "the Parties."


                             W I T N E S S E T H :


WHEREAS, the Company confirms that (i) there is no other class of securities, either issued and outstanding or authorized, except as specifically set forth on Schedule A hereto and (ii) there are no warrants, options, rights or other obligations of any nature and kind whereby the Company would be obligated to issue any shares of common stock or of any other type or kind of security, except as set forth on said Schedule A; and

WHEREAS, Acquiree confirms that (i) the shares of common stock of Acquiree listed on Schedule B hereto are all the shares of common stock of Acquiree issued and outstanding; (ii) that the Acquiree Shareholders are all of the shareholders of Universal and that no other party has any interest, either directly or indirectly, in the Universal shares owed by the Acquiree Shareholders, and (iii) that no other person or entity has any right or entitlement to receive any further shares of common stock, or of any other class or type of security of Acquiree; and

WHEREAS, the Company desires to acquire all the outstanding Shares of capital stock of Acquiree (the "Acquiree Shares") making Acquiree a wholly-owned subsidiary of the Company, in exchange for the consideration set forth herein; and

WHEREAS, the parties desire to reorganize the management and operations of Acquiree.

NOW, THEREFORE, in consideration of the promises and mutual representations, warranties and covenants herein contained, the parties hereto adopt this Agreement and Plan of Reorganization (the "Agreement"), and hereby agree as follows:


1. Plan of Reorganization. The Acquiree Shares shall be acquired by the Company in exchange for the consideration set forth herein, Acquiree shall become a wholly owned subsidiary of the Company, and the management and operations of Acquiree shall be reorganized as determined by the parties.

2. Consideration. The parties agree and confirm that the consideration to be paid by the Company for the Acquiree Shares shall consist of (i) One Hundred Thousand (100,000) shares of the Common Stock of the Company (the "Acquiror Shares") plus (ii) Sixty-Five Thousand ($65,000) Dollars in cash.
The consideration shall be paid to the Acquiree Shareholders in the same proportion as their ownership of the Acquiree Shares, or as may otherwise be designated in Schedule C annexed hereto. The Acquiree Shareholders specifically confirm their understanding that, as a result of the cash consideration to be paid by the Company, the transaction contemplated by this Agreement will, in all likelihood not be deemed to be a tax free exchange pursuant to
Section 368(a)(1)(B) of the Internal Revenue Code. Further, Acquiree Shareholders understand and confirm that the Acquiror Shares they will receive under this Agreement will be deemed to be "restricted securities" as defined by Rule 144 promulgated under the Securities Act of 1933, as amended, (the "Act") and, as such, will be subject to severe restrictions against the sale or transfer thereof unless registered in the future under the Act or unless an exemption from such registration is available.

3. Delivery of Acquiree Shares and Payment of Consideration. On the Closing Date as set forth herein, Acquiree Shareholders shall deliver to the Company all stock certificates and/or stock powers representing the Acquiree Shares, duly endorsed, so as to make the Company the sole holder thereof, free and clear of all claims and encumbrances; and the Company shall pay to Acquiree Shareholders the consideration provided for under Paragraph 2 above. With respect to the Acquiror Shares to be delivered as part of the consideration hereunder, the Company will at the closing date deliver a certificate or certificates representing the Acquiror Shares to Acquiree Shareholder so as to make the Acquiree Shareholder the sole holder thereof, free and clear of all claims and encumbrances, which shares will be subject to the restrictions on transfer described herein.

4. Representations of Acquiree and Acquiree Shareholders. Acquiree hereby represents and warrants, with respect to its operations and to the Acquiree Shares, and Acquiree Shareholders hereby represent and warrant, with respect to the matters specified in Sections 4.1, 4.2, 4.3, 4.8, 4.10 and 4.12, that the representations listed below are true and correct as of the date hereof and will be true and correct as of the Closing Date (as hereinafter defined), and each of which shall be deemed to survive the closing hereof:

       4.1 Acquiree is validly organized and existing in good standing under the laws of the State of New York and has 200 shares, $0.10 par value, of Common Stock authorized, of which 200 shares are duly issued and outstanding and owned by the Acquiree Shareholders, which shares constitute the Acquiree Shares to be transferred to the Company hereunder and represent all of the issued and outstanding shares of capital stock of Acquiree;

       4.2 Acquiree has taken all requisite corporate action required under its Certificate of Incorporation, By-Laws and/or the Laws of the State of New York, to the extent necessary to enter into this Agreement and to carry out the terms and conditions to be performed by it. Similarly, Acquiree Shareholders, and each of them, represent that they are not under any impediment or constraint, legal or otherwise, which would prevent them from entering into this Agreement;

       4.3 The Acquiree Shares are duly and validly issued, fully paid and non-assessable, and are free and clear of all voting trusts, agreements, arrangements, liens and all other encumbrances, claims, equities and liabilities of every nature, and Acquiree, having duly taken all corporate action required therefore, had the unqualified right to issue the Acquiree Shares to the Acquiree Shareholders and to deliver clear and unencumbered title thereto. Except as otherwise described in this Agreement, there are no outstanding options, contracts, calls, commitments or demands of any character relating to the authorized, but previously unissued, shares of common stock of Acquiree. Acquiree's common stock is the sole class of stock authorized by Acquiree's Articles of Incorporation and Acquiree is under no obligation, legal or otherwise, to establish any such other class of common stock, or any other type of security. The Acquiree Shareholders have the unqualified right to transfer and dispose of the Acquiree Shares as contemplated herein, and upon the closing hereunder, clear and unencumbered title thereto shall be conveyed to the Company;

       4.4 Acquiree is, or will promptly become, duly qualified as a foreign corporation in good standing in each state in which such qualification is necessary, except where the failure to be so qualified would not materially adversely affect Acquiree;

       4.5 The execution of this Agreement by Acquiree, and the performance by Acquiree of its covenants and undertakings hereunder have been duly authorized by all requisite corporate action, and approved by the Board of Directors and the Acquiree Shareholder; Acquiree has the corporate power and authority to enter into this Agreement and perform the covenants and undertakings to be performed by it hereunder, and is under no impediment which would adversely affect its ability to consummate or prohibit it from consummating this transaction;

       4.6 Acquiree has delivered, or on or before the Closing Date will deliver, to the Company copies of its balance sheet as at February 29, 1996, and operating statements for the year ended September 30, 1995 such financial statement having been certified by R. A. Eisner & Co, independent certified public accountant. Said financial statement is complete, accurate and fairly present the financial condition of Acquiree as of the date thereof, all in conformity with generally accepted accounting principles applied on a consistent basis. Acquiree has no material liabilities, either fixed or contingent, not reflected in such financial statement, other than contracts or obligations in the ordinary and usual course of business, and no such contracts or obligations in the usual course of business constitute liens or other liabilities which, if disclosed, would alter substantially the financial condition of Acquiree as reflected in such financial statement. All liabilities for the current and for all prior years, including any income and sales taxes or other taxes for which Acquiree has any liability, have been paid in full or have been adequately provided for in said financial statement in accordance with generally accepted accounting principles;

       4.7 Acquiree has filed all federal, state, county and local income, excise, property and other tax returns, forms or reports which are due or required to be filed by it prior to the date hereof, and has paid or made adequate provisions for the payment of all taxes, fees or assessments which have or may become due pursuant to such returns or pursuant to any assessments received;

       4.8 Except as set forth in Schedule D annexed hereto, Acquiree is not involved in any pending litigation or governmental investigation or proceeding, and to the best of Acquiree's knowledge, no material litigation, claim, assessment or governmental investigation or proceeding is threatened which might reasonably be expected to result in any material change in the business or condition, financial or otherwise, of Acquiree or in any of its properties or assets, or which might reasonably be expected to result in any material liability on the part of Acquiree or which questions the validity of this Agreement, or might reasonably be expected to otherwise adversely affect the Company or Acquiree, or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement. Acquiree Shareholders represent that they are not involved in any pending material litigation or governmental investigation or proceeding which would affect their ownership of the Acquiree Shares or their ability to enter into this Agreement or to carry out its terms and conditions or which would, in the case of officers, directors or employees of Acquiree, impair their ability to carry out their duties as such officers, directors or employees now or in the future. Acquiree Shareholder further covenants that to the best of their knowledge and information, no such material litigation, claim, assessment or gov- ernmental investigation or proceeding of any kind exists or is threatened, except as set forth in Schedule D annexed hereto;

       4.9 Acquiree has not breached, and there are no pending or threatened claims or any legal basis for a claim that Acquiree has breached, any of the terms or conditions of any material agreement, contract or commitment to which it is a party or is bound, and the execution and performance hereof will not violate any law or any provisions of any agreement to which Acquiree is subject;

       4.10 Acquiree has complied with all state, federal and local laws in connection with its formation, issuance of securities, organization, capitalization and operation, and no contin- gent liabilities have been threatened, or claims made or threatened with respect thereto, including claims for violation of any state or federal securities laws and there is no basis for any such claim or liability except in all such cases for violations and claims which individually or in the aggregate would not materially adversely affect Acquiree. No consent, approval, authorization or order of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of either Acquiree or Acquiree Shareholders in connection with the execution and delivery of this Agreement, or the carrying out of any of the transactions contemplated hereby;

       4.11 All copies of Acquiree's Certificate of Incorporation, By-laws, and all other documents and records of Acquiree, including all Amendments thereto, that have been furnished, or immediately upon execution of this Agreement, will be furnished to the Company by or on behalf of Acquiree and are or will be, as applicable, true and complete;

       4.12 Acquiree and Acquiree Shareholder have full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby; the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the compliance by Acquiree and Acquiree Shareholders with the provisions hereof will not:
(i) conflict with or result in a breach of any provisions of, or constitute a material default (or an event which, with notice or lapse of time or both, would constitute a material default) under, or result in the creation of any material lien, security interest, charge or encumbrance upon the Acquiree Shares or any of the material property or assets of the Acquiree under any of the terms, conditions or provisions of the Certificate of Incorporation or By-Laws of Acquiree or any material note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which either Acquiree or the Acquiree Shareholders are a party, or by which they are bound; or (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Acquiree or Acquiree Shareholders or any of their respective properties or assets;

       4.13 Acquiree does not have any agreement, contract, lease, commitment or obligation (including employment agreements or labor contracts) other than as set forth on Schedule E annexed hereto, or as may otherwise be contemplated by this Agreement;

5. Warranties and Representations of the Company and the Company Shareholders. The Company hereby makes the following representations and warranties to Acquiree and Acquiree Shareholders (and the Company Shareholders hereby represent and warrant, with respect to the matters specified in Sections 5.4,
5.9 and 5.10) each of which is true as of the date hereof and as of the Closing Date and each of which shall be deemed to be independently material and to have been relied upon by Acquiree and the Shareholder in connection with this Agreement, and which representations shall be deemed to survive the closing herein:

       5.1 The Company is a corporation duly organized, validly existing by virtue of the laws of the state of Utah, and is in good standing under the laws thereof; and neither the nature of its business nor the character and location of its properties requires it to be qualified or licensed to do business in any other jurisdiction. Since its incorporation, no claim has been asserted by any governmental authority that the nature of its business, or the character and location of the properties owned or operated by the Company makes qualification or licensing to do business necessary in any jurisdiction in which it is not so qualified or licensed;

       5.2 The authorized capital stock of the Company consists solely of 20,000,000 Shares of Common Stock, $.0001 par value per Share, of which 3,200,000 Shares are currently issued and outstanding. Of said issued and outstanding Shares, 2,200,000 are "restricted securities" and 1,000,000 Shares are "unrestricted securities" and are freely transferable under the provisions of the Act. All of the issued and outstanding shares are fully paid and nonassessable shares of the Company's common stock. Except as may be specified on Schedule F annexed hereto, as of the date hereof, there are no outstanding subscriptions, options, warrants, calls, commitments, agreements or convertible securities to which the Company is a party or by which it is bound, calling for or requiring the issuance of common stock of the Company, except as otherwise specifically authorized by this Agreement nor are there any voting, registration rights or other agreements relating to the Common Stock or Warrants. Attached as Schedule G is a complete listing, of all holders of the Company's common stock as reported by the Company's transfer agent and duly noted to indicate any affiliates or related parties of the Company, its officers or directors;

       5.3 The Company has no subsidiaries nor does it own any interest in any corporation, partnership or proprietorship, except as may be disclosed on Schedule H annexed hereto;

       5.4  As of the date of this Agreement, the Company Shareholders
(i) own, in the aggregate 62.5% of the Company's total issued and outstanding shares of common stock; (ii) no other shareholder not a party to this Agreement owns more than five percent (5%) of the total shares of the Company's common stock, without giving effect to the shares to be issued in connection with this Agreement, and (iii) each of the Company Shareholders irrevocably warrants and represents that he shall vote his shares to affirm and approve this Agreement at any meeting of the Company's shareholders called for such purpose;

       5.5 The Company has delivered to Acquiree copies of its balance sheet as at the end of its most recent fiscal year, and the related operating statements for the periods then ended, all of said financial statements having been certified by Linder & Linder, independent certified public accountant.
All financial statements submitted to Acquiree are true, complete, accurate and fairly present the financial condition of the Company as of the date thereof, and the results of its operations for the periods covered, all in conformity with generally accepted accounting principles applied on a consistent basis.. The Company has no liabilities, obligations or claims whatsoever, either fixed or contingent, matured or unmatured, except as described in Exhibit C, not reflected in such financial statements. All liabilities for the current and for all prior years, including any income and sales taxes or other taxes for which the Company has any liability, have been paid in full or have been adequately provided for in said financial statements in accordance with generally accepted accounting principles;

       5.6 The Company has filed all federal, state, county and local income, franchise, property and other tax returns, forms or reports which are due or required to be filed by it prior to the date hereof, and has paid or made adequate provisions for the payment of all taxes, fees or assessments which have or may become due pursuant to such returns or pursuant to any assessments received;

       5.7 The respective books of account and other records of the Company are true, complete and correct, and accurately present or reflect all of the transactions entered into by the Company or to which the Company has been a party, or to which its properties and assets may be subject;

       5.8 Since the date of the most recent financial statements described in the paragraph 5.6 above, there have not been (i) any adverse changes in the financial condition or in the operations of the Company; (ii) any damage, destruction or loss, whether covered by insurance or not, adversely affecting the properties and business of the Company; (iii) any declaration, setting aside of payment of any dividend in respect of the capital stock of the Company;
(iv) any issuance of capital stock by the Company or securities exercisable or exchangeable for capital stock, any distribution (whether by way of reclassification, recapitalization, stock split or otherwise) in respect of the capital stock of the Company, or any redemption or other acquisition of any such stock; (v) any contract or transaction entered into by the Company except this Agreement or as otherwise set forth on any Schedule annexed hereto or as approved by Acquiree in writing; (iv) any default in any contract, obligation or debt of the Company; or (vii) any other event or condition of any character pertaining to and adversely affecting the assets or business of the Company taken as a whole;

       5.9 The Company has complied with all state, federal and local laws in connection with its formation, issuance of securities, organization, capitalization and operation, and no contingent liabilities have been threatened, or claims made or threatened with respect to said operations, formation or capitalization, including claims for violation of any state or federal securities laws and, to the best of it's knowledge, no basis for any such claim or liability exists. All filings required to be made by the Company pursuant to federal or state securities laws have been made and are current, comply as to form with all requirements of the securities laws and contain no material misstatement or omit any facts required so as not to be misleading. The Company is not required to file reports with the SEC under Section 13 or 15 of the Securities Exchange Act of 1934. All copies of any documents of the Company either heretofore delivered to Acquiree by the Company, or which shall upon execution hereof or at the Closing be delivered by the Company, are true and complete copies thereof. No consent, approval, authorization or order of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company or the Company Shareholders in connection with the execution and delivery of this Agreement, or the carrying out of any of the transactions contemplated hereby;

       5.10 Neither the Company nor the Company Shareholders are involved in any pending litigation or governmental investigation or proceeding, and to the best of their knowledge, no litigation, claim, assessment or governmental investigation or proceeding is pending or threatened, except as may be disclosed on Schedule I annexed hereto. Neither the Company nor the Company Shareholders have breached, nor is there any pending or threatened claims or any legal basis for a claim that either the Company or the Company Shareholders have breached, any of the terms or conditions of any agreement, contract or commitment to which they are a party or are bound and the execution and performance hereof will not result in a violation of any agreement, law or governmental regulations to which the Company or the Company Shareholders are subject;

       5.11 The Acquiror Shares to be issued to the Acquiree Shareholders have been duly authorized, and when issued pursuant to the terms of this Agreement, will be validly issued, non-assessable and fully paid under the laws of the state of Utah, and will be issued in a non-public offering pursuant to exemptions from registration under federal and state securities laws and will have all the same dividend, voting and other rights, powers, preferences, limitations and restrictions as all of the shares of common stock of the Company issued and outstanding as of the date hereof, except that such Acquiror Shares shall be deemed "restricted shares" as defined in Rule 144 promulgated under the Act and shall bear a restricted legend with stop transfer instructions at the Company's Transfer Agent. All of the Acquiror Shares will, when delivered, be free and clear of all voting trusts, agreements, arrangements, liens and all other encumbrances, claims, equities and liabilities of every nature, and the Company, having duly taken all corporate action required therefore, has the unqualified right to issue the Acquiror Shares and to deliver clear and unencumbered title thereto;

       5.12 The execution of this Agreement by the Company, and the performance by the Company of its covenants and undertakings hereunder have been duly authorized by all requisite corporate action, and approved by the Board of Directors, subject to approval by the shareholders of the Company, and the Company has the corporate power and authority to enter into this Agreement and perform the covenants and undertakings to be performed by it hereunder, and is under no other impediment which would adversely affect its ability to consummate or prohibit it from consummating the transactions contemplated hereby.
This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms;

       5.13 The Company has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the compliance by the Company with the provisions hereof will not: (i) conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation of any lien, security interest, charge or encumbrance upon the Acquiror Shares or any of the property or assets of the Company under any of the terms, conditions or provisions of the Articles of Incorporation or By-Laws of the Company or any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Company is a party, or by which it is bound; or (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets.

       6. Interim Operations. Between the date hereof and the Closing Date the Company and Acquiree will conduct their operations as follows:

       6.1 Except as herein provided, Acquiree will carry on its business in substantially the same manner as heretofore and the assets, properties and rights now owned by it will be maintained, as far as practicable, in the usual and ordinary course of business, to the same extent, under the same insurance coverage and in the same condition as on the date of this Agreement; except with the consent of the Company, Acquiree shall engage in no activity or business other than as is presently conducted by Acquiree, or as may be necessary to effect the transactions contemplated by this Agreement;

       6.2 Except as herein provided, or as may hereafter be agreed to in writing by the parties, neither the Company nor Acquiree shall sell or dispose of any property or assets, nor will they encumber any property or assets, other than in the normal course of their business operations or as specifically contemplated by this Agreement;

       6.3 Neither the Company nor Acquiree will, except with the written consent of the other party, issue or sell, or issue the right to subscribe to, any shares of capital stock or securities exchangeable or exercisable for capital stock, or acquire for a consideration any shares of capital stock or warrants, or declare or pay any dividend on any capital stock, other than as may be specifically disclosed in any Schedule annexed hereto;

       6.4 Except as contemplated herein, neither the Company nor Acquiree will, absent a written consent of the other, amend their Certificates of Incorporation or By-Laws;

       6.5 The Company and Acquiree shall, at reasonable times, permit access to their respective properties and their respective books and records for the purpose of examination by any party and their respective officers, directors, attorneys, accountants and representatives, and each party shall furnish to the other, upon request, any information reasonably required in respect of such property, assets and business;

       6.6 Neither the Company nor Acquiree will incur any indebtedness or contingent liability, or enter into any contract or agreement except in the ordinary course of their business or in connection with any transaction specifically disclosed herein or in any Schedule hereto;

       6.7 Neither the Company nor Acquiree will acquire any business or assets of any going business, nor will they merge or consolidate with or into any other corporation, nor will they change the character of their respective businesses, except as shall be specifically disclosed herein or in any Schedule annexed hereto;

       6.8 Acquiree will promptly advise the Company in writing of any material adverse change in its financial condition, business or affairs arising from matters occurring not in the usual course of business; the Company will promptly advise Acquiree in writing of any adverse change in its financial condition, business or affairs.

7.Conditions Precedent to the Acquisition.

(A) The obligations of the Company to consummate and effect the acquisition contemplated hereunder is subject to the satisfaction, on or prior to the Closing, of the following conditions:

       7.1 Except as otherwise contemplated by this Agreement, the representations and warranties of Acquiree and the Acquiree Shareholders herein contained shall be true and correct as of the Closing Date with the same effect as though made on the Closing Date and Acquiree shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to such Closing Date;
and Acquiree shall have delivered to the Company a certificate dated at such Closing Date and signed by the Chairman of the Board of Directors, the President, Treasurer, or any Vice President of Acquiree to the foregoing effect;

       7.2 Acquiree shall have entered into employment agreements with the principal operating officers of Acquiree upon terms and conditions which shall be acceptable to the Company and the principal officers of Acquiree;

       7.3 All transactions contemplated hereby and the form and substance of all legal proceedings and of all papers used or delivered hereunder, shall be acceptable to counsel for the Company;

       7.4 There shall not be any litigation to restrain or invalidate the acquisition, the defense of which would, in the judgment of the Board of Directors of the Company made in good faith and based upon the advice of counsel, involve expense or lapse of time that would be materially adverse to the interests of each party;

       7.5 The Company shall have received the opinion of counsel for Acquiree, dated the Closing Date, with respect to the following matters:

       (a) Acquiree is a corporation duly organized, validly existing and in good standing under the laws of the state of New York and it has all requisite corporate power and authority to carry on the business now conducted and to own and operate its respective properties;

       (b) The authorized capital stock of Acquiree and the number of shares issued and outstanding immediately prior to the acquisition, all of which are duly authorized, issued and outstanding, and are nonassessable shares of Acquiree, are as indicated in Paragraph 4.1 hereof;

       (c) All necessary corporate proceedings, including appropriate action by the shareholders and directors of Acquiree, to approve this Agreement and the execution, delivery and performance thereof and all other proceedings required by law or by the provisions of this Agreement have been taken, and Acquiree has the full right, power and authority to enter into this Agreement and to carry out the terms thereof without further action;

       (d) To the best knowledge of such counsel, except as herein indicated, there are no suits, actions, claims or proceedings pending or threatened against Acquiree, nor to the knowledge of such counsel is Acquiree a party to or subject to any order, judgment, decree, agreement, stipulation or consent of or with any court or administrative agency, nor, to the best knowledge of such counsel, is any investigation pending or threatened against Acquiree;

       (e) The execution of this Agreement by Acquiree, and the performance by Acquiree of its covenants and undertakings hereunder have been duly authorized by all requisite corporate action, and approved by the Board of Directors and the Acquiree Shareholder; Acquiree has the corporate power and authority to enter into this Agreement and perform the covenants and undertakings to be performed by it hereunder, and is under no impediment which would adversely affect its ability to consummate this transaction;

       (f) To the effect of Sections 4.4, 4.10, 4.12 and 4.13 of this
Agreement;

       7.6 The Company shall have received the tax returns, corporate minute book and all other corporate, business and financial records of the Acquiree.

(B) The obligations of Acquiree to consummate and effect the acquisition contemplated hereunder is subject to the satisfaction, on or prior to the Closing, of the following conditions:

       7.7 The representations and warranties of the Company herein contained shall be true and correct as of and at the date of this Agreement and as of the Closing Date of the acquisition; and the Company shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Closing Date; and the Company shall have delivered to Acquiree a certificate at such date, signed by the Chairman of the Board of Directors or the President and Treasurer to the foregoing effect, to the best knowledge of the person giving such certificate;

       7.8 All transactions contemplated hereby, and the form and substance of all legal proceedings and of all papers used or delivered hereunder, shall be acceptable to counsel for Acquiree;

       7.9 There shall not be any litigation to restrain or invalidate the exchange, the defense of which would, in the judgement of the Board of Directors of Acquiree, made in good faith and based upon the advice of counsel, involve expense or lapse of time that would be adverse to the interest of Acquiree or its Shareholder or the Company;

       7.10 There shall not be any governmental proceeding, claim or other litigation pending or threatened to restrain or invalidate the exchange, or which, if adversely decided, could adversely affect the Company;

       7.11 Acquiree and Acquiree Shareholders shall have received the opinion of counsel for the Company, dated the Closing Date, in form and substance satisfactory to Acquiree and Acquiree Shareholders, with respect to the following matters:

       (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Utah and it has all requisite corporate power and authority to carry on the business now conducted
(if any be so conducted) and to own and operate its respective properties
(if any) and to enter into this Agreement, and consummate the transactions herein contemplated; the Company is not required to be qualified to conduct business in any other jurisdiction;

       (b) The authorized capital stock of the Company consists solely of __________ Shares of Common Stock, $.0001 par value per Share, of which ___________ Shares are currently issued and outstanding. Of said issued and outstanding Shares, ____________ are "restricted securities" and _____________ Shares are "unrestricted securities" and are freely transferable under the provisions of the Act. All of the issued and outstanding shares are fully paid and nonassessable shares of the Company's common stock. Except as may be specified on Schedule F annexed hereto, as of the date hereof, there are no outstanding subscriptions, options, warrants, calls, commitments, agreements or convertible securities to which the Company is a party or by which it is bound, calling for or requiring the issuance of common stock of the Company, except as otherwise specifically authorized by this Agreement nor are there any voting, registration rights or other agreements relating to the Common Stock or Warrants. The Company is not bound by any other agreements relating to its capital stock (including registration rights agreements);
to the best of such counsel's knowledge, there are no voting or other agreements among the Company's shareholders relating to its capital stock;

       (c) All necessary corporate proceedings, including appropriate action by the shareholders and directors of the Company, to approve this Agreement and the execution, delivery and performance thereof and all other proceedings required by law or by the provisions of this Agreement have been taken, and the Company has the full right, power and authority to enter into this Agreement and to carry out the terms thereof without further action.
This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms. No consent, approval, authorization or order of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement, or the carrying out of any of the transactions contemplated hereby;

       (d) To the best knowledge of such counsel, except as herein indicated, there are no suits, actions, claims or proceedings pending or threatened against the Company, nor to the knowledge of such counsel is the Company a party to or subject to any order, judgment, decree, agreement, stipulation or consent of or with any court or administrative agency, nor, to the best knowledge of such counsel, is any investigation pending or threatened against the Company.

       (f) To the effect of Sections 5.3, 5.9, 5.10, 5.11, 5.12 and 5.13 of this Agreement;

       8.  Indemnification.

       8.1 In order to induce the Company to enter into this Agreement, and for other good and valuable consideration, receipt whereof is acknowledged, Acquiree agrees to indemnify the Company and its successors and assigns, and to hold them harmless in respect of (i) all liabilities of Acquiree of any nature, whether accrued, contingent, absolute or otherwise, as of the Closing Date, which are not disclosed or provided for in the financial statements delivered to the Company as herein provided; (ii) any damage or deficiency arising from any misrepresentation or breach of warranty made by Acquiree herein; and (iii) all actions, suits, proceedings, demands, assessments, fines, judgments, costs, expenses, or reasonable attorney's fees incident to the foregoing;

       8.2 In order to induce Acquiree to enter into this Agreement, and for other good and valuable consideration, receipt whereof is acknowledged, the Company agrees to indemnify Acquiree and Shareholder and their successors and assigns, and their respective officers, directors, employees, controlling persons and agents, and to hold each of them harmless in respect of (i) all liabilities of the Company of any nature, whether accrued, contingent, absolute or otherwise, as of the Closing Date, which are not disclosed or provided for in the balance sheet delivered to Acquiree as herein provided;
(ii) any damage or deficiency arising from any misrepresentation or breach of warranty or agreement made by the Company herein; and (iii) all actions, suits, proceedings, demands, assessments, fines, judgments, costs, expenses, or reasonable attorney's fees, as they are incurred, incident to the foregoing.

       9.   Closing.

       9.1  The closing of the transactions described in this Agreement
(the "Closing Date"), shall take place within 72 hours after compliance with all conditions precedent to such Closing Date as set forth in Paragraph 8 of this Agreement and shall take place at such specific date and place as the parties may agree.

      9.2 Each party will comply with their respective requirements at the closing and will deliver appropriate documents as called for by this Agreement.

     10. Termination. This Agreement may be terminated and abandoned at any time prior to the Closing Date upon the following conditions:

     10.1 By the mutual consent of the Boards of Directors of the Company and Acquiree;

     10.2 By the Board of Directors of either the Company or Acquiree if this Agreement is not duly adopted by the stockholders of both the Company and Acquiree, or the acquisition shall not be consummated in accordance with the terms hereof prior to 60 days from the date hereof, or such later date as the Boards of Directors of the Company and Acquiree shall mutually approve;

    10.3 By the Board of Directors of either the Company or Acquiree if, in the bona fide judgment of such Board, there shall have been a violation of any covenant or agreement set forth herein; or if any warranty or representation shall be untrue; or such Board of Directors should, in its bona fide judgment, deem the acquisition inadvisable or impractical by reason of any defect which, in the opinion of counsel for the company whose Board of Directors has made such a determination, constitutes a part of its assets or there exists or there is a threat of a liability or obligation of such other company not previously known at the time of this Agreement.

    11. Effect of Termination. In the event of the termination and abandonment of the acquisition and this Agreement as herein provided, notice shall be given to the company or person to be notified of the termination or abandonment as herein provided in Paragraph 14.6, and thereupon this Agreement shall become wholly void and of no effect, and there shall be no liability on the part of any person who is a party hereto, or any liability for the Board of Directors, stockholders, officers or directors of either the Company or Acquiree or any other party to this Agreement.

    12. Nature and Survival of Representations. All representations, warranties and covenants made by a party to this Agreement shall survive the execution of this Agreement and the consummation of the transactions contemplated hereby. All of the parties hereto are executing and carrying out the provisions of this Agreement, and relying solely upon the representations, warranties and covenants contained in this Agreement and not upon any investigation upon which it might have made, or any representation, warranties, agreements, promises or information, written or oral, made by the other party, or by persons other than as specifically set forth herein.

    13. Investment Representations of Acquiree Shareholder. The Acquiree Shareholders warrant, represent and agree as to the Acquiror Shares to be received pursuant to this Agreement:

       13.1 That such shares are being acquired for the purpose of investment, for the separate account of each Acquiree Shareholder, and not with a view to distribution or resale or any present intention to divide their participation with others;

       13.2 Each Acquiree Shareholder has been informed that the shares of the Company to be received by him are not being registered under the Act in reliance upon the exemption provided by Section 4(2) of the Act as a transaction not involving any public offering and/or Regulation D adopted under said Act and that reliance upon such exemptions is predicated in part on the representations made in Paragraph 13.1 above;

       13.3 Each Acquiree Shareholder acknowledges that he is aware of the fact that the shares being acquired by him hereunder will be highly speculative and may only be sold or disposed of under the restrictions imposed under the Act and the Securities Exchange Act of 1934, as amended, except pursuant to an exemption from the registration requirements of the Act;

       13.4 Each Acquiree Shareholder consents to the imposition of a legend on the certificate or certificates of stock to be received by him hereunder to the effect that such securities have not been registered under the Act and such securities may not be sold, pledged or hypothecated, except in compliance with said Act, or upon an appropriate opinion of counsel acceptable to the Company to the effect that an exemption from the registration provisions of said Act is available to the selling shareholder. Each Acquiree Shareholder further consents to the imposition of "stop transfer" instructions with respect to his respective account as recorded by the transfer agent of the Company, to the effect that such shares may not be sold or disposed of without evidence of compliance with the requirements of said Act, or upon an acceptable opinion of counsel.

14.  Miscellaneous.

       14.1 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       14.2 Entire Agreement. This Agreement constitutes the entire Agreement among the parties pertaining to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings of the parties in connection herewith. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution of this Agreement.

       14.3 Successors. This Agreement shall be binding upon the parties hereto, and inure to the benefit of the parties, and their respective successors in interest and assigns.

       14.4 Further Assurances. At any time and from time to time after the date hereof, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

       14.5 Waiver. Any failure on the part of any party hereto to comply with any of the obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

       14.6 Notices. Notices and communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid, first class, registered or certified mail, return receipt requested to the addresses indicated herein for each party.

       14.7 Severability. The parties to this Agreement hereby agree and affirm that none of the above provisions is dependent upon the validity or of any other provisions, and if any part of this Agreement is deemed to be unenforceable, the balance of the Agreement shall remain in full force and effect.

       14.8 Finder's Fees. The parties hereto acknowledge that there have been no brokers, finders or other parties whomsoever which would be entitled to receive a fee in connection with this transaction except as set forth in Schedule J annexed hereto.

       14.9 Headings. Section and subsection headings in this Agreement are for convenience only, and shall not affect in any way the meaning or interpretation of this Agreement.

       14.10 Governing Law. This Agreement shall be governed by the laws of New York State.

       14.11 Amendment. This Agreement or any provision hereof, may not be changed, waived, terminated or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change, waiver, termination or discharge is sought.

IN WITNESS WHEREOF, the parties have executed this Agreement on the above written date.

XETAL, INC. (The Company)


By:___/s/Jan Stahl________________
      JAN STAHL, Its: President

UNIVERSAL MEDICAL DISTRIBUTORS, INC (Acquiree)


By:_/s/Brandon Curran_________
                          , Its: President

COMPANY SHAREHOLDERS:             __/s/Jan Stahl________________
                                       JAN STAHL

                                 _/s/Peter Steil  _______________
                                     PETER STEIL

ACQUIREE SHAREHOLDERS:             _/s/Kenneth Levanthal_________

                                  _/s/Brandon Curran___________